Exhibit 1

                             JOINT FILING AGREEMENT

     The undersigned hereby consent to the joint filing by any of them of a Statement on Schedule 13D and any amendments thereto, whether heretofore or hereafter filed, relating to the securities of Click2Learn, Inc., and hereby affirm that this Schedule 13D/A is being filed on behalf of each of the undersigned.

Dated: January 30 2003               ComVest Opportunity Fund, LP

                                     By:/s/Inder Tallur
                                        ----------------------------
                                     Name:  Inder Tallur
                                     Title: Manager

Dated: January 30, 2003              ComVest Venture Partners, LP

                                     By: ComVest Management, LLC,
                                     its general partner

                                     By:/s/Michael S. Falk
                                        ----------------------------
                                     Name:  Michael S. Falk
                                     Title: Manager

Dated: January 30, 2003              ComVest Management, LLC

                                     By:/s/Michael S. Falk
                                        ----------------------------
                                     Name:  Michael S. Falk
                                     Title: Manager

Dated: January 30, 2003              Commonwealth Associates, LP

                                     By: Commonwealth Management, LLC
                                     its general partner

                                     By:/s/ Inder Tallur
                                        ----------------------------
                                     Name:  Inder Tallur
                                     Title: Secretary

Dated: January 30, 2003              Commonwealth Management, LLC

                                     By:/s/ Inder Tallur
                                        ----------------------------
                                     Name:  Inder Tallur
                                     Title: Secretary

Dated: January 30, 2003              Commonwealth Associates Group Holdings, LLC

                                     By:/s/ Michael S. Falk
                                        ----------------------------
                                     Name: Michael S. Falk
                                     Title:Chairman and Chief Executive Officer

Dated: January 30, 2003

                                            /s/Michael S. Falk
                                           -------------------------
                                           Michael S. Falk